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                                                                    EXHIBIT 23.1


                    [PricewaterhouseCoopers LLP Letterhead]



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Childtime Learning Centers, Inc. on Form S-8 of our report dated June 25, 2003 appearing in the Annual Report on Form 10-K of Childtime Learning Centers, Inc. for the fiscal year ended March 28, 2003.

PRICEWATERHOUSECOOPERS LLP

/s/ PRICEWATERHOUSECOOPERS LLP


Detroit, Michigan
July 30, 2003